                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated August 13, 1998, with respect to the financial statements of Avigen, Inc. included in the Annual Report on Form 10-K for the year ended June 30, 1998.

/s/ Ernst & Young LLP